                     WaMu Mortgage Pass-Through Certificates
                                 Series 2002-AR3

                               Marketing Materials

                            $17,634,000 (Approximate)

                            [WASHINGTON MUTUAL LOGO]

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

-------------------------------------------------------------------------------------------------
                                    Contacts
-------------------------------------------------------------------------------------------------
            ARMs Trading                     Greg Boester                      (201) 524-2320

            Syndicate                        Kevin White                       (201) 793-6153
                                             Daniel Covello                    (201) 793-6153

            Residential Finance              Sam Tabet                         (212) 526-7512
                                             Matt Lewis                        (212) 526-7447
                                             Stan Labanowski                   (201) 793-4288
                                             Tom Roh                           (212) 526-5150
                                             Randal Johnson                    (212) 526-0198

-------------------------------------------------------------------------------------------------

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



Preliminary Term Sheet                          Date Prepared: February 19, 2002



            WaMu Mortgage Pass-Through Certificates, Series 2002-AR3

             $17,634,000 (Approximate, Subject to +/- 10% Variance)

                    Publicly Offered Subordinate Certificates
                   Adjustable Rate Residential Mortgage Loans

---------------------------------------------------------------------------------------------------------------------------
              Principal (1)                          Pmt Window
                 Amount            WAL (Yrs)           (Mths)          Interest                            Expected Ratings
  Class         (Approx.)      To Roll/Mat (2)     To Roll/Mat (2)    Rate Type      Tranche Type           Moody's and S&P
  -----         ---------      ---------------     ---------------    ---------      ------------           ---------------
    B1          $8,465,000         4.51/7.07         1-59/1-359           (3)         Subordinate               Aa2/AA
    B2          $5,643,000         4.51/7.07         1-59/1-359           (3)         Subordinate                A2/A
    B3          $3,526,000         4.51/7.07         1-59/1-359           (3)         Subordinate              Baa2/BBB
    B4          $1,411,000                                                            Subordinate               Ba2/BB
    B5            $705,000            Information Not Provided Hereby.                Subordinate                B2/B
    B6          $2,116,000                                                            Subordinate                NR/NR
---------------------------------------------------------------------------------------------------------------------------
  Total:       $21,866,000

(1) The Certificates (as described herein) are collateralized by a pool of 5/1 ARM loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) WAL and Payment Window for the Class B-1, Class B-2 and Class B-3 Certificates are shown to the Weighted Average Roll Date (as defined herein) and to maturity.

(3) For every Distribution Date, the Class B-1, Class B-2 and Class B-3 Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans.




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



Depositor and
Master Servicer:           Washington Mutual Mortgage Securities Corp.
                           ("WMMSC").

Servicer:                  Washington Mutual Bank, FA ("WMBFA").

Lead Manager:              Lehman Brothers

Co-Managers:               Bear Stearns Co. Inc., Greenwich Capital Markets,
                           Inc., and Keefe, Bruyette & Woods, Inc.

Dealer:                    WaMu Capital, a division of Washington Mutual Bank,
                           FA.

Trustee:                   Bankers Trust Company of California, N.A.

Rating Agencies:           Moody's and S&P will rate the Senior Certificates.
                           Moody's and S&P will rate the Class B-1, Class B-2,
                           Class B-3, Class B-4 and Class B-5 Certificates. The
                           Class B-6 Certificates will not be rated. It is
                           expected that the Certificates will be assigned the
                           credit ratings on page 2 of this Preliminary Term
                           Sheet.

Cut-off Date:              February 1, 2002.

Expected Pricing Date:     February [20], 2002.

Closing Date:              February [25], 2002.

Distribution Date:         The 25th of each month (or if such day is not a
                           business day, the next succeeding business day),
                           commencing in March 2002.

Certificates:              The Class B-1, Class B-2 and Class B-3 Certificates
                           (the "Offered Certificates") are being offered
                           publicly.

                           The "Senior Certificates" will consist of the Class
                           A-1, Class A-2, Class A-3, Class A-4, Class A-5 (the
                           "Super Senior Certificates"), Class A-6 Certificates
                           (the "Senior Mezzanine Certificates", together with the Super Senior Certificates, the "Class A
                           Certificates") and Class R Certificate. The
                           "Subordinate Certificates" will consist of the Class
                           B-1, Class B-2, Class B-3, Class B-4, Class B-5 and
                           Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates."

Accrued Interest:          The Offered Certificates will settle with accrued
                           interest. The price to be paid by investors for the
                           Offered Certificates will include accrued interest
                           from the Cut-off Date up to, but not including, the
                           Closing Date (24 days).

Interest Accrual Period:   The interest accrual period with respect to all the
                           Offered Certificates for a given Distribution Date
                           will be the calendar month preceding the month in
                           which such Distribution Date occurs (on a 30/360
                           basis).

Registration:              The Offered Certificates will be made available in
                           book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Offered Certificates will
                           be treated as REMIC regular interests for federal tax
                           income purposes.



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE





ERISA Eligibility:         The Offered Certificates are expected to be ERISA
                           eligible. Prospective investors should review with
                           their legal advisors whether the purchase and holding
                           of the Offered Certificates could give rise to a
                           transaction prohibited or not otherwise permissible
                           under ERISA, the Internal Revenue Code or other
                           similar laws.

SMMEA Treatment:           The Class B-1 Certificates are expected to constitute
                           "mortgage related securities" for purposes of SMMEA.
                           The Class B-2 and Class B-3 Certificates will not
                           constitute "mortgage related securities" for purposes
                           of SMMEA.

Optional Termination:      The terms of the transaction allow for a termination
                           of the Certificates, which may be exercised once the
                           aggregate principal balance of the Mortgage Loans is
                           equal to or less than [5]% of the aggregate principal
                           balance of the Mortgage Loans as of the Cut-off Date
                           (the "Optional Call Date").

Weighted Average
Roll Date:                 The Distribution Date in January 2007.

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:            As of the Cut-off Date, the aggregate principal
                           balance of the mortgage loans described herein is
                           approximately $705,379,855 (the "Mortgage Loans").
                           The Mortgage Loans are non-convertible, adjustable
                           rate One Year CMT indexed mortgage loans with rate
                           adjustments occurring approximately 60 months after
                           the date of origination of each mortgage loan ("5/1
                           ARM"). The Mortgage Loans are secured by first liens
                           on one- to four-family residential properties. See
                           the attached collateral descriptions for more
                           information.

                           On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $705,379,100, subject to an increase or decrease of 10%.

: The information related to the Mortgage Loans described herein reflects information as of the Cut-off Date. It is expected that prior to or on the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date. Consequently, the initial principal balance of any of the Offered
                           Certificates by the Closing Date is subject to an increase or decrease of 10% from amounts shown on the front cover hereof.

Credit Enhancement:        Senior/subordinate, shifting interest structure. The
                           credit enhancement information shown below is subject
                           to final rating agency approval.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6
                           Certificates, initially [1.90]% total subordination.

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [1.10]% total subordination.

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially
                           [0.60]% total subordination.




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



Shifting Interest:         Until the first Distribution Date occurring after
                           February 2009, the Subordinate Certificates will be locked out from receipt of unscheduled principal
                           (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate
                           Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive an increasing percentage of their pro rata share of unscheduled principal.

                           The prepayment percentages on the Subordinate Certificates are as follows:


                           Periods:                                     Unscheduled Principal Payments (%)
                           --------                                     ----------------------------------
                           March 2002 - February 2009                         0% of Pro Rata Share
                           March 2009 - February 2010                        30% of Pro Rata Share
                           March 2010 - February 2011                        40% of Pro Rata Share
                           March 2011 - February 2012                        60% of Pro Rata Share
                           March 2012 - February 2013                        80% of Pro Rata Share
                           March 2013 and after                             100% of Pro Rata Share


                           Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro rata between the Senior and Subordinate Certificates
                           (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the Distribution Date in March
                           2005 (subject to the performance triggers described in the prospectus supplement), the Subordinate
                           Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments. On or after the Distribution Date in March 2005, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments if the credit enhancement provided by the Subordinate Certificates has at least doubled.

                           Any principal not allocated to the Subordinate
                           Certificates will be allocated to the Senior
                           Certificates. In the event the current senior percentage (aggregate principal balance of the Senior
                           Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing
                           Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:           Any realized losses, other than excess losses, on the
                           Mortgage Loans will be allocated as follows: first,
                           to the Subordinate Certificates in reverse order of
                           their numerical Class designations, in each case
                           until the respective class principal balance has been
                           reduced to zero; second, to the Senior Mezzanine
                           Certificates, until its class principal balance has
                           been reduced to zero; and thereafter pro rata to the
                           Super Senior Certificates until each respective class
                           principal balance has been reduced to zero.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



Certificates Priority
of Distributions:

                           Available funds from the Mortgage Loans will be distributed in the following order of priority:

                           1.   Senior Certificates, accrued and unpaid interest, at the related
                                Certificate Interest Rate;

                           2.   Class R Certificate, principal, until its balance is reduced to zero;

                           3.   Concurrently:

                                (i)  To the Class A-1 Certificates, 75.00% of principal, until the Class
                                     A-1 Certificate balance is reduced to zero;

                                (ii) To the Class A-2 Certificates, 25.00% of principal, until the Class
                                     A-1 Certificate balance is reduced to zero;

                           4.   To the Class A-2, Class A-3 and Class A-4 Certificates, in sequential order, principal, until their respective balances are reduced to zero;

                           5.   Concurrently, paid pro-rata, to the Class A-5 and Class A-6 Certificates, principal, until their balances are reduced to zero;

                           6.   Class B-1 Certificates, accrued and unpaid interest at the Class B-1
                                Certificate Interest Rate;

                           7.   Class B-1 Certificates, principal allocable to such Class;

                           8.   Class B-2 Certificates, accrued and unpaid interest at the Class B-2
                                Certificate Interest Rate;

                           9.   Class B-2 Certificates, principal allocable to such Class;

                           10.  Class B-3 Certificates, accrued and unpaid interest at the Class B-3
                                Certificate Interest Rate;

                           11.  Class B-3 Certificates, principal allocable to such Class;

                           12.  Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

                           13.  Class R Certificate, any remaining amount.





This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Lehman Brothers in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Lehman Brothers and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Lehman Brothers nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Lehman Brothers ARMs Trading Desk at (201) 524-2320.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.





This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

 This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

          Class B-1 to Weighted Average Roll
------------------------------------------------------------------------------------------------------------------------
          Coupon                          5.866%
------------------------------------------------------------------------------------------------------------------------
          Price                             10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
========================================================================================================================
          100.04259%                          5.828         5.828        5.823         5.817        5.811         5.795
========================================================================================================================
          WAL (yr)                             4.78          4.76         4.51          4.24         4.00          3.49
          MDUR (yr)                            4.05          4.04         3.85          3.64         3.46          3.05
          First Prin Pay                    3/25/02       3/25/02      3/25/02       3/25/02      3/25/02       3/25/02
          Last Prin Pay                     1/25/07       1/25/07      1/25/07       1/25/07      1/25/07       1/25/07
------------------------------------------------------------------------------------------------------------------------


          Class B-2 to Weighted Average Roll
------------------------------------------------------------------------------------------------------------------------
          Coupon                          5.866%
------------------------------------------------------------------------------------------------------------------------
          Price                             10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
========================================================================================================================
          98.51199%                           6.207         6.209        6.223         6.240        6.256         6.300
========================================================================================================================
          WAL (yr)                             4.78          4.76         4.51          4.24         4.00          3.49
          MDUR (yr)                            4.04          4.02         3.83          3.63         3.44          3.03
          First Prin Pay                    3/25/02       3/25/02      3/25/02       3/25/02      3/25/02       3/25/02
          Last Prin Pay                     1/25/07       1/25/07      1/25/07       1/25/07      1/25/07       1/25/07
------------------------------------------------------------------------------------------------------------------------


          Class B-3 to Weighted Average Roll
------------------------------------------------------------------------------------------------------------------------
          Coupon                          5.866%
------------------------------------------------------------------------------------------------------------------------
          Price                             10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
========================================================================================================================
          97.01029%                           6.587         6.590        6.623         6.662        6.702         6.806
========================================================================================================================
          WAL (yr)                             4.78          4.76         4.51          4.24         4.00          3.49
          MDUR (yr)                            4.02          4.01         3.82          3.61         3.43          3.02
          First Prin Pay                    3/25/02       3/25/02      3/25/02       3/25/02      3/25/02       3/25/02
          Last Prin Pay                     1/25/07       1/25/07      1/25/07       1/25/07      1/25/07       1/25/07
------------------------------------------------------------------------------------------------------------------------




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

 This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

          Class B-1 to Maturity
------------------------------------------------------------------------------------------------------------------------
          Coupon                          5.866%
------------------------------------------------------------------------------------------------------------------------
          Price                             10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
========================================================================================================================
          100.04259%                          5.177         5.331        5.459         5.544        5.605         5.684
========================================================================================================================
          WAL (yr)                            12.46          9.19         7.07          5.85         5.07          3.95
          MDUR (yr)                            8.33          6.62         5.39          4.64         4.12          3.34
          First Prin Pay                    3/25/02       3/25/02      3/25/02       3/25/02      3/25/02       3/25/02
          Last Prin Pay                     1/25/32       1/25/32      1/25/32       1/25/32      1/25/32       1/25/32
------------------------------------------------------------------------------------------------------------------------


          Class B-2 to Maturity
------------------------------------------------------------------------------------------------------------------------
          Coupon                          5.866%
------------------------------------------------------------------------------------------------------------------------
          Price                             10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
========================================================================================================================
          98.51199%                           5.362         5.564        5.745         5.877        5.979         6.145
========================================================================================================================
          WAL (yr)                            12.46          9.19         7.07          5.85         5.07          3.95
          MDUR (yr)                            8.27          6.57         5.34          4.60         4.09          3.32
          First Prin Pay                    3/25/02       3/25/02      3/25/02       3/25/02      3/25/02       3/25/02
          Last Prin Pay                     1/25/32       1/25/32      1/25/32       1/25/32      1/25/32       1/25/32
------------------------------------------------------------------------------------------------------------------------


          Class B-3 to Maturity
------------------------------------------------------------------------------------------------------------------------
          Coupon                          5.866%
------------------------------------------------------------------------------------------------------------------------
          Price                             10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
========================================================================================================================
          97.01029%                           5.547         5.797        6.033         6.210        6.354         6.608
========================================================================================================================
          WAL (yr)                            12.46          9.19         7.07          5.85         5.07          3.95
          MDUR (yr)                            8.20          6.52         5.30          4.57         4.06          3.29
          First Prin Pay                    3/25/02       3/25/02      3/25/02       3/25/02      3/25/02       3/25/02
          Last Prin Pay                     1/25/32       1/25/32      1/25/32       1/25/32      1/25/32       1/25/32
------------------------------------------------------------------------------------------------------------------------




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2002-AR3



                               Marketing Materials




                            $4,232,000 (Approximate)

                            [WASHINGTON MUTUAL LOGO]


                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer



                           Washington Mutual Bank, FA
                                    Servicer



------------------------------------------------------------------------------------------------
                                                   Contacts
------------------------------------------------------------------------------------------------

            ARMs Trading                     Greg Boester                      (201) 524-2320

            Syndicate                        Kevin White                       (201) 793-6153
                                             Daniel Covello                    (201) 793-6153

            Residential Finance              Sam Tabet                         (212) 526-7512
                                             Matt Lewis                        (212) 526-7447
                                             Stan Labanowski                   (201) 793-4288
                                             Tom Roh                           (212) 526-5150
                                             Randal Johnson                    (212) 526-0198
------------------------------------------------------------------------------------------------

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Preliminary Term Sheet                          Date Prepared: February 19, 2002

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR3
              $4,232,000 (Approximate, Subject to +/- 10% Variance)

                   Privately Offered Subordinate Certificates
                   Adjustable Rate Residential Mortgage Loans

--------------------------------------------------------------------------------------------------------
                                                              Interest
            Amount ($)         WAL (Yrs)    Pmt Window (Mths)   Rate                   Expected Ratings
    Class  (Approx.) (1)    To Call/Mat (2)  To Call/Mat (2)    Type    Tranche Type     S&P/ Moody's
    -----  -------------    ---------------  ---------------    ----    -------------    ------------
     B-4       $1,411,000      6.70/7.07       1-148/1-359       (3)     Subordinate        BB/Ba2
     B-5         $705,000      6.70/7.07       1-148/1-359       (3)     Subordinate         B/B2
     B-6       $2,116,000      6.70/7.07       1-148/1-359       (3)     Subordinate         NR/NR
--------------------------------------------------------------------------------------------------------
   Total:      $4,232,000


     (1) The Privately Offered Certificates (as described herein) are collateralized by a pool of 5/1ARM loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

     (2) The WAL and Payment Window on the Privately Offered Certificates are shown to the Optional Call Date (as described herein) and to maturity.

     (3) The Certificate Interest Rate for the Privately Offered Certificates will equal the Net WAC of the Mortgage Loans.




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Depositor and
Master Servicer:           Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicer:                  Washington Mutual Bank, FA ("WMBFA").

Lead Manager:              Lehman Brothers

Co-Managers:               Bear Stearns Co. Inc., Greenwich Capital Markets, Inc., and Keefe, Bruyette & Woods, Inc.

Dealer:                    WaMu Capital, a division of Washington Mutual Bank, FA.

Trustee:                   Bankers Trust Company of California, N.A.

Rating Agencies:           Moody's and S&P will rate the Senior Certificates.
                           Moody's and S&P will rate the Class B-1, Class B-2,
                           Class B-3, Class B-4 and Class B-5 Certificates. The
                           Class B-6 Certificates will not be rated. It is
                           expected that the Certificates will be assigned the
                           credit ratings on page 2 of this Preliminary Term
                           Sheet.

Cut-off Date:              February 1, 2002.

Expected Pricing Date:     February [20], 2002.

Closing Date:              February [25], 2002.

Distribution Date:         The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in March 2002.

Certificates:              The "Privately Offered Certificates" will consist of the Class B-4, Class B-5 and Class B-6
                           Certificates.

                           The "Senior Certificates" will consist of the Class A-1, Class A-2, Class A-3, Class A-4,
                           Class A-5 (the "Super Senior Certificates"), Class A-6 Certificates (the "Senior Mezzanine
                           Certificates", together with the Super Senior Certificates, the "Class A Certificates") and
                           Class R Certificate. The "Subordinate Certificates" will consist of the Class B-1, Class B-2,
                           Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the
                           Subordinate Certificates are collectively referred to herein as the "Certificates." The
                           Senior Certificates and the Class B-1, Class B-2 and Class B-3 Certificates are being offered publicly.

Accrued Interest:          The Privately Offered Certificates will settle with accrued interest. The price to be paid by investors for the Privately Offered Certificates will include accrued interest from the
                           Cut-off Date up to, but not including, the Closing Date (24 days).

Interest Accrual Period:   The interest accrual period with respect to all the Privately Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such
                           Distribution Date occurs (on a 30/360 basis).

Registration:              The Privately Offered Certificates will be made available in definitive fully registered physical form.

Federal Tax Treatment:     It is anticipated that the Privately Offered Certificates will be treated as REMIC regular interests for tax purposes.




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

ERISA Eligibility:         The Privately Offered Certificates are not expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Privately Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment:           The Privately Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Eligible Investors:        Investors will be required to deliver representation letters that they are either qualified institutional buyers under Rule 144A or institutional accredited investors under
                           Rule 501(a) of Regulation D. In addition, investors will be required to deliver a representation letter that their purchase will not be a prohibited transaction under
                           ERISA.

Optional Termination:      The terms of the transaction allow for a termination of the Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date
                           (the "Optional Call Date").

Pricing Prepayment
Speed:                     The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:            As of the Cut-off Date, the aggregate principal balance of the mortgage loans described herein is approximately $705,379,855 (the "Mortgage Loans"). The Mortgage Loans are
                           non-convertible, adjustable rate One Year CMT indexed mortgage loans with rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan
                           ("5/1 ARM"). The Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.

                           On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off
                           Date is expected to be approximately $705,379,100, subject to an increase or decrease of 5%.

                           The information related to the Mortgage Loans described herein reflects information as of the
                           Cut-off Date. It is expected that prior to or on the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off
                           Date. Consequently, the initial principal balance of any of the Offered Certificates by the
                           Closing Date is subject to an increase or decrease of 5% from amounts shown on the front cover hereof.

Credit Enhancement:        Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

                           Credit enhancement for the Class B-4 Certificates will consist of the subordination of the
                           Class B-5 and Class B-6 Certificates (total subordination initially [0.40]%)

                           Credit enhancement for the Class B-5 Certificates will consist of the subordination of the
                           Class B-6 Certificates (total subordination initially [0.30]%).

                           The Class B-6 Certificates will not have the benefit of any credit enhancement.





This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Shifting Interest:         Until the first Distribution Date occurring after
                           February 2009, the Subordinate Certificates will be
                           locked out from receipt of unscheduled principal
                           (unless the Senior Certificates are paid down to zero
                           or the credit enhancement provided by the Subordinate
                           Certificates has doubled prior to such date as
                           described below). After such time and subject to
                           standard collateral performance triggers (as
                           described in the prospectus supplement), the
                           Subordinate Certificates will receive an increasing
                           percentage of their pro rata share of unscheduled
                           principal.

                           The prepayment percentages on the Subordinate
                           Certificates are as follows:



                           Periods:                                        Unscheduled Principal Payments (%)
                           --------                                        ----------------------------------
                           March 2002 - February 2009                         0% of Pro Rata Share
                           March 2009 - February 2010                        30% of Pro Rata Share
                           March 2010 - February 2011                        40% of Pro Rata Share
                           March 2011 - February 2012                        60% of Pro Rata Share
                           March 2012 - February 2013                        80% of Pro Rata Share
                           March 2013 and after                             100% of Pro Rata Share


                           Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro rata between the Senior and Subordinate Certificates
                           (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the Distribution Date in March
                           2005 (subject to the performance triggers described in the prospectus supplement), the Subordinate
                           Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments. On or after the Distribution Date in March 2005, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments if the credit enhancement provided by the Subordinate Certificates has at least doubled.

                           Any principal not allocated to the Subordinate
                           Certificates will be allocated to the Senior
                           Certificates. In the event the current senior percentage (aggregate principal balance of the Senior
                           Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing
                           Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:           Any realized losses, other than excess losses, on the
                           Mortgage Loans will be allocated as follows: first,
                           to the Subordinate Certificates in reverse order of
                           their numerical Class designations, in each case
                           until the respective class principal balance has been
                           reduced to zero; second, to the Senior Mezzanine
                           Certificates, until its class principal balance has
                           been reduced to zero; and thereafter pro rata to the
                           Super Senior Certificates until each respective class
                           principal balance has been reduced to zero.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.





This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Certificates Priority
of Distributions:
                           Available funds from the Mortgage Loans will be distributed in the following order of priority:

                           1.  Senior Certificates, accrued and unpaid interest, at the related Certificate Interest
                               Rate;

                           2.  Class R Certificate, principal, until its balance is reduced to zero;

                           3.  Concurrently:

                               (i)  To the Class A-1 Certificates, 75.00%of principal, until the Class A-1 Certificate balance is reduced to zero;

                               (ii) To the Class A-2 Certificates, 25.00% of principal, until the Class A-1 Certificate balance is reduced to zero;

                           4.  To the Class A-2, Class A-3 and Class A-4 Certificates, in sequential order, principal, until their respective balances are reduced to zero;

                           5.  Concurrently, paid pro-rata, to the Class A-5 and Class A-6 Certificates, principal, until their balances are reduced to zero;

                           6.  Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest
                               Rate;

                           7.  Class B-1 Certificates, principal allocable to such Class;

                           8.  Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest
                               Rate;

                           9.  Class B-2 Certificates, principal allocable to such Class;

                           10. Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest
                               Rate;

                           11. Class B-3 Certificates, principal allocable to such Class;

                           12. Class B-4 Certificates, accrued and unpaid interest at the Class B-4 Certificate Interest
                               Rate;

                           13. Class B-4 Certificates, principal allocable to such Class;

                           14. Class B-5 Certificates, accrued and unpaid interest at the Class B-5 Certificate Interest
                               Rate;

                           15. Class B-5 Certificates, principal allocable to such Class;

                           16. Class B-6 Certificates, accrued and unpaid interest at the Class B-6 Certificate Interest
                               Rate;

                           17. Class B-6 Certificates, principal allocable to such Class; and

                           18. Class R Certificate, any remaining amount.




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Lehman Brothers in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Lehman Brothers and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Lehman Brothers nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Lehman Brothers ARMs Trading Desk at (201) 524-2320.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

 This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)


 Class B-4 to Optional Call
 --------------------------------------------------------------------------------------------------------------
 Coupon                          5.866%
 --------------------------------------------------------------------------------------------------------------
 Price                             10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
 ==============================================================================================================
 77.28125%                           8.510         9.549       10.672        11.627       12.474        14.286
 ==============================================================================================================
 WAL (yr)                            12.11          8.79         6.70          5.52         4.75          3.66
 MDUR (yr)                            7.24          5.76         4.68          4.03         3.58          2.86
 First Prin Pay                    3/25/02       3/25/02      3/25/02       3/25/02      3/25/02       3/25/02
 Last Prin Pay                     5/25/23       2/25/18      6/25/14      12/25/11      3/25/10      11/25/07
 --------------------------------------------------------------------------------------------------------------




 Class B-5 to Optional Call
 --------------------------------------------------------------------------------------------------------------
 Coupon                            5.866%
 --------------------------------------------------------------------------------------------------------------
 Price                             10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
 ==============================================================================================================
 60.00000%                          12.240        14.199       16.375        18.231       19.889        23.549
 ==============================================================================================================
 WAL (yr)                            12.11          8.79         6.70          5.52         4.75          3.66
 MDUR (yr)                            6.28          5.08         4.16          3.60         3.22          2.58
 First Prin Pay                    3/25/02       3/25/02      3/25/02       3/25/02      3/25/02       3/25/02
 Last Prin Pay                     5/25/23       2/25/18      6/25/14      12/25/11      3/25/10      11/25/07
 --------------------------------------------------------------------------------------------------------------


 Class B-6 to Optional Call
 --------------------------------------------------------------------------------------------------------------
 Coupon                            5.866%
 --------------------------------------------------------------------------------------------------------------
 Price                             10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
 ==============================================================================================================
 25.00000%                          31.225        36.513       42.932        48.414       53.395        65.354
 ==============================================================================================================
 WAL (yr)                            12.11          8.79         6.70          5.52         4.75          3.66
 MDUR (yr)                            3.28          2.95         2.55          2.28         2.07          1.66
 First Prin Pay                    3/25/02       3/25/02      3/25/02       3/25/02      3/25/02       3/25/02
 Last Prin Pay                     5/25/23       2/25/18      6/25/14      12/25/11      3/25/10      11/25/07
 --------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

 This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

 Class B-4 to Maturity
 --------------------------------------------------------------------------------------------------------------
 Coupon                            5.866%
 --------------------------------------------------------------------------------------------------------------
 Price                             10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
 ==============================================================================================================
 77.28125%                           8.477         9.475       10.551        11.449       12.230        13.858
 ==============================================================================================================
 WAL (yr)                            12.46          9.19         7.07          5.85         5.07          3.95
 MDUR (yr)                            7.27          5.81         4.73          4.09         3.65          2.96
 First Prin Pay                    3/25/02       3/25/02      3/25/02       3/25/02      3/25/02       3/25/02
 Last Prin Pay                     1/25/32       1/25/32      1/25/32       1/25/32      1/25/32       1/25/32
 --------------------------------------------------------------------------------------------------------------



 Class B-5 to Maturity
 --------------------------------------------------------------------------------------------------------------
 Coupon                            5.866%
 --------------------------------------------------------------------------------------------------------------
 Price                             10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
 ==============================================================================================================
 60.00000%                          12.198        14.108       16.222        17.993       19.547        22.897
 ==============================================================================================================
 WAL (yr)                            12.46          9.19         7.07          5.85         5.07          3.95
 MDUR (yr)                            6.28          5.08         4.16          3.62         3.24          2.62
 First Prin Pay                    3/25/02       3/25/02      3/25/02       3/25/02      3/25/02       3/25/02
 Last Prin Pay                     1/25/32       1/25/32      1/25/32       1/25/32      1/25/32       1/25/32
 --------------------------------------------------------------------------------------------------------------




 Class B-6 to Maturity
 --------------------------------------------------------------------------------------------------------------
 Coupon                            5.866%
 --------------------------------------------------------------------------------------------------------------
 Price                             10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
 ==============================================================================================================
 25.00000%                          31.213        36.480       42.864        48.275       53.138        64.664
 ==============================================================================================================
 WAL (yr)                            12.46          9.19         7.07          5.85         5.07          3.95
 MDUR (yr)                            3.27          2.94         2.54          2.27         2.06          1.65
 First Prin Pay                    3/25/02       3/25/02      3/25/02       3/25/02      3/25/02       3/25/02
 Last Prin Pay                     1/25/32       1/25/32      1/25/32       1/25/32      1/25/32       1/25/32
 --------------------------------------------------------------------------------------------------------------



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

WaMu Mortgage Pass-Thru Certs, Series 2002-AR3
2/15/02


                             Total                     WA
                            Current                Remaining                WA                        Net
     Repline           Balance (revised)              Term              Orig Term         WAC         WAC
-------------------------------------------------------------------------------------------------------------------

5/1 Amortizing              $ 651,395,965.90             359                360           6.29290        5.86790
-------------------------------------------------------------------------------------------------------------------
5/1 IO                      $  53,983,134.10             358                360           6.26481        5.83981
-------------------------------------------------------------------------------------------------------------------
Total:                      $ 705,379,100.00                                              6.29075        5.86575


                                                          WA
                        WA               WA            Remaining            WA               WA            WA
     Repline          Margin       First Rate Adj       IO Term          Max Rate        1st Per Cap    Per Cap
---------------------------------------------------------------------------------------------------------------
5/1 Amortizing            2.75089               59                 0         11.31653          5           2
---------------------------------------------------------------------------------------------------------------
5/1 IO                    2.74538               58               118         11.31513          5           2
---------------------------------------------------------------------------------------------------------------
Total:                    2.75047


     Dated Date                                2/1/02
     Settlement Date                          2/25/02
     Closing Date                             2/25/02
     First Pay Date                           3/25/02

     Svcng Fee                                 0.375%
     Master Svcng Fee                           0.05%
     Pricing Speed (CPR)                          20%


  Class           Balance            % Deal (rev)         Coupon          WAL to Roll/Call
  -----           -------            ------------         ------          ----------------
  A1            104,501,000             14.81%            2.735
  A2            122,265,000             17.33%            3.395
  A3            157,796,000             22.37%            4.705
  A4             78,376,000             11.11%            5.455
  A5            198,708,000             28.17%            5.550
  A6             21,867,000              3.10%            5.700
  R                     100              0.00%

  B1              8,465,000              1.20%            5.866               4.51 Roll
  B2              5,643,000              0.80%            5.866               4.51 Roll
  B3              3,526,000              0.50%            5.866               4.51 Roll
  B4              1,411,000              0.20%            5.866               6.70 Call
  B5                705,000              0.10%            5.866               6.70 Call
  B6              2,116,000              0.30%            5.866               6.70 Call

                705,379,100

                                         3.10%
                                         1.90%

Class  Additional Notes:
-----  -----------------
A1     Classes A1 and A2 will settle flat.
A2     Classes A1 and A2 are Fixed rate 30/360 no delay bonds and all other AAA classes are Fixed rate 24 day delay bonds.
A3     Mezzanine and Subordinate Credit Enhancement Levels subject to change.
A4     All AAA classes will be run to the Mandatory Purchase in month 58.
A5     Class A-5 and Class A-6 pay pro-rata. The Class A-6 is subordinate to all other AAA bonds for losses.
A6     All sub bonds have NetWAC coupons and are delay bonds.
R      AAA Paydown
B1     Pay A1 75% of PDA and 25% to A2 until A1 is retired
B2     Pay A2, A3, A4 sequentially
B3     Pay A5 and A6 Pro-rata
B4     5% Clean-Up Call
B5     Class B5 price set at 60%
B6     Class B6 price set at 25%


The information contained herein has been prepared solely for the use of Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc.
 Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR3
                                   Final Pool

TOTAL CURRENT BALANCE:                          $705,379,854.53
NUMBER OF LOANS:                                          1,384

                                                                                    Minimum                   Maximum
AVG CURRENT BALANCE:                                $509,667.52                 $304,200.00             $1,500,000.00
AVG ORIGINAL BALANCE:                               $510,122.04                 $304,200.00             $1,500,000.00

WAVG LOAN RATE:                                           6.291%                      4.500%                    7.375%
WAVG GROSS MARGIN:                                        2.750%                      2.600%                    3.250%
WAVG MAXIMUM LOAN RATE:                                  11.316%                      9.500%                   12.750%
WAVG PERIODIC RATE CAP:                                   2.000%                      2.000%                    2.000%
WAVG FIRST RATE CAP:                                      5.000%                      5.000%                    5.000%

WAVG ORIGINAL LTV:                                        65.52%                       1.98%                    95.00%

WAVG CREDIT SCORE:                                          722                         620                       809

WAVG ORIGINAL TERM:                                         360 months                  360 months                360 months
WAVG REMAINING TERM:                                        359 months                  348 months                360 months
WAVG SEASONING:                                               1 months                    0 months                 12 months

WAVG NEXT RATE RESET:                                        59 months                   48 months                 61 months
WAVG RATE ADJ FREQ:                                          12 months                   12 months                 12 months
WAVG FIRST RATE ADJ FREQ:                                    60 months                   60 months                 60 months

TOP STATE CONCENTRATIONS:                           57.79% California, 8.21% Illinois, 7.26% Washington
MAXIMUM ZIP CODE CONC:                              1.24% 95014 (Cupertino, CA)

FIRST PAY DATE:                                                                     March 1, 2001             April 1, 2002
RATE CHANGE DATE:                                                                February 1, 2006             March 1, 2007
MATURE DATE:                                                                     February 1, 2031             March 1, 2032

                    ------------------------------------------------------------------------------------
                                                           Contacts
                    ------------------------------------------------------------------------------------
                       ARMs Trading                     Greg Boester                      (201) 524-2320

                       Syndicate                        Kevin White                       (201) 793-6153
                                                        Daniel Covello                    (201) 793-6153

                       Residential Finance              Sam Tabet                         (212) 526-7512
                                                        Matt Lewis                        (212) 526-7447
                                                        Stan Labanowski                   (201) 793-4288
                                                        Tom Roh                           (212) 526-5150
                                                        Randal Johnson                    (212) 526-0198
                    ------------------------------------------------------------------------------------

LEHMAN BROTHERS                       1             RESIDENTIAL MORTGAGE FINANCE

The information contained herein has been prepared solely for the use of Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc.
 Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.



                                                                                                   % of Aggregate
                                                                    Principal Balance ($)         Principal Balance
                                               Number of              Outstanding as of           Outstanding as of
INDEX:                                       Mortgage Loans            the Cut-off Date           the Cut-off Date
------------                                 --------------            ----------------           ----------------
 1 YR CMT                                             1,384                705,379,854.53                    100.00
------------                                          -----                --------------                    ------
Total                                                 1,384                705,379,854.53                    100.00
============                                          =====                ==============                    ======

                                                                                                   % of Aggregate
                                                                    Principal Balance ($)         Principal Balance
                                               Number of              Outstanding as of           Outstanding as of
PRODUCT:                                     Mortgage Loans            the Cut-off Date           the Cut-off Date
------------                                 --------------            ----------------           ----------------
 5/1 Hybrid                                           1,384                705,379,854.53                    100.00
------------                                          -----                --------------                    ------
Total                                                 1,384                705,379,854.53                    100.00
============                                          =====                ==============                    ======


                                                                                                   % of Aggregate
                                                                    Principal Balance ($)         Principal Balance
                                               Number of              Outstanding as of           Outstanding as of
DELINQUENCY:                                 Mortgage Loans            the Cut-off Date           the Cut-off Date
------------                                 --------------            ----------------           ----------------
 Current                                              1,384                705,379,854.53                    100.00
------------                                          -----                --------------                    ------
Total                                                 1,384                705,379,854.53                    100.00
============                                          =====                ==============                    ======




LEHMAN BROTHERS                       2             RESIDENTIAL MORTGAGE FINANCE

The information contained herein has been prepared solely for the use of Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc.
 Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.



                                                                                                   % of Aggregate
                                                                    Principal Balance ($)         Principal Balance
                                               Number of              Outstanding as of           Outstanding as of
CURRENT BALANCE ($):                         Mortgage Loans            the Cut-off Date           the Cut-off Date
---------------------------                  --------------            ----------------           ----------------
300,000.01 - 350,000.00                                 241                 79,342,155.70                    11.25
350,000.01 - 400,000.00                                 281                106,258,683.50                    15.06
400,000.01 - 450,000.00                                 200                 85,512,064.42                    12.12
450,000.01 - 500,000.00                                 150                 71,973,481.45                    10.20
500,000.01 - 550,000.00                                 113                 59,437,433.23                     8.43
550,000.01 - 600,000.00                                  84                 48,796,632.66                     6.92
600,000.01 - 650,000.00                                  82                 51,806,973.30                     7.34
650,000.01 - 700,000.00                                  40                 27,339,680.83                     3.88
700,000.01 - 750,000.00                                  32                 23,359,031.54                     3.31
750,000.01 - 800,000.00                                  33                 25,735,249.86                     3.65
800,000.01 - 850,000.00                                  20                 16,662,680.85                     2.36
850,000.01 - 900,000.00                                  19                 16,724,880.56                     2.37
900,000.01 - 950,000.00                                  19                 17,723,150.13                     2.51
950,000.01 - 1,000,000.00                                45                 44,625,590.93                     6.33
1,000,000.01 - 1,050,000.00                               7                  7,073,296.00                     1.00
1,050,000.01 - 1,100,000.00                               6                  6,546,045.38                     0.93
1,100,000.01 - 1,150,000.00                               2                  2,270,100.00                     0.32
1,200,000.01 - 1,250,000.00                               1                  1,216,442.70                     0.17
1,250,000.01 - 1,300,000.00                               1                  1,300,000.00                     0.18
1,300,000.01 - 1,350,000.00                               1                  1,331,114.13                     0.19
1,350,000.01 - 1,400,000.00                               1                  1,375,000.00                     0.19
1,450,000.01 - 1,500,000.00                               6                  8,970,167.36                     1.27
---------------------------                           -----                --------------                   ------
Total:                                                1,384                705,379,854.53                   100.00
===========================                           =====                ==============                   ======



LEHMAN BROTHERS                       3             RESIDENTIAL MORTGAGE FINANCE

The information contained herein has been prepared solely for the use of Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc.
 Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.



                                                                                                   % of Aggregate
                                                                    Principal Balance ($)         Principal Balance
                                               Number of              Outstanding as of           Outstanding as of
LOAN RATE (%):                               Mortgage Loans            the Cut-off Date           the Cut-off Date
-------------                                --------------            ----------------           ----------------
4.251 - 4.500                                             1                    363,520.67                     0.05
5.001 - 5.250                                             3                  1,902,661.60                     0.27
5.251 - 5.500                                            14                  6,482,361.52                     0.92
5.501 - 5.750                                            47                 26,348,778.14                     3.74
5.751 - 6.000                                           179                101,856,746.35                    14.44
6.001 - 6.250                                           555                277,690,134.21                    39.37
6.251 - 6.500                                           320                157,925,684.52                    22.39
6.501 - 6.750                                           214                104,009,165.64                    14.75
6.751 - 7.000                                            42                 23,216,790.30                     3.29
7.001 - 7.250                                             7                  4,211,311.58                     0.60
7.251 - 7.500                                             2                  1,372,700.00                     0.19
-------------                                         -----                --------------                   ------
Total:                                                1,384                705,379,854.53                   100.00
=============                                         =====                ==============                   ======



                                                                                                   % of Aggregate
                                                                    Principal Balance ($)         Principal Balance
                                               Number of              Outstanding as of           Outstanding as of
GROSS MARGIN (%):                            Mortgage Loans            the Cut-off Date           the Cut-off Date
----------------                             --------------            ----------------           ----------------
2.501 - 2.750                                         1,379               703,278,957.91                     99.70
2.751 - 3.000                                             1                   379,639.44                      0.05
3.001 - 3.250                                             4                 1,721,257.18                      0.24
-------------                                         -----               --------------                    ------
Total:                                                1,384               705,379,854.53                    100.00
=============                                         =====               ==============                    ======



LEHMAN BROTHERS                       4             RESIDENTIAL MORTGAGE FINANCE

The information contained herein has been prepared solely for the use of Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc.
 Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.



                                                                                                   % of Aggregate
                                                                    Principal Balance ($)         Principal Balance
                                               Number of              Outstanding as of           Outstanding as of
MAXIMUM LOAN RATE (%):                       Mortgage Loans            the Cut-off Date           the Cut-off Date
---------------------                        --------------            ----------------           ----------------
9.251 - 9.500                                             1                    363,520.67                      0.05
10.001 - 10.250                                           3                  1,902,661.60                      0.27
10.251 - 10.500                                          13                  5,407,361.52                      0.77
10.501 - 10.750                                          46                 26,056,174.89                      3.69
10.751 - 11.000                                         173                 96,854,246.95                     13.73
11.001 - 11.250                                         537                269,766,051.87                     38.24
11.251 - 11.500                                         313                154,883,642.96                     21.96
11.501 - 11.750                                         214                105,120,835.07                     14.90
11.751 - 12.000                                          51                 29,307,615.68                      4.15
12.001 - 12.250                                          17                  8,185,568.86                      1.16
12.251 - 12.500                                          12                  6,078,674.46                      0.86
12.501 - 12.750                                           4                  1,453,500.00                      0.21
---------------                                       -----                --------------                    ------
Total:                                                1,384                705,379,854.53                    100.00
===============                                       =====                ==============                    ======



                                                                                                   % of Aggregate
                                                                    Principal Balance ($)         Principal Balance
                                               Number of              Outstanding as of           Outstanding as of
REMAINING TERM (MONTHS):                     Mortgage Loans            the Cut-off Date           the Cut-off Date
-----------------------                      --------------            ----------------           ----------------
337 - 348                                                 1                    494,671.26                     0.07
349 - 360                                             1,383                704,885,183.27                    99.93
---------                                             -----                --------------                   ------
Total:                                                1,384                705,379,854.53                   100.00
=========                                             =====                ==============                   ======



LEHMAN BROTHERS                       5             RESIDENTIAL MORTGAGE FINANCE

The information contained herein has been prepared solely for the use of Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc.
 Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.



                                                                                                   % of Aggregate
                                                                    Principal Balance ($)         Principal Balance
                                               Number of              Outstanding as of           Outstanding as of
RATE CHANGE DATE:                            Mortgage Loans            the Cut-off Date           the Cut-off Date
----------------                             --------------            ----------------           ----------------
2006-02                                                   1                    494,671.26                     0.07
2006-04                                                   1                    621,978.16                     0.09
2006-05                                                   2                  1,280,356.16                     0.18
2006-07                                                   4                  2,965,618.46                     0.42
2006-08                                                   9                  6,281,616.43                     0.89
2006-09                                                   5                  2,551,202.45                     0.36
2006-10                                                  17                  9,427,517.30                     1.34
2006-11                                                  20                 12,813,291.29                     1.82
2006-12                                                  80                 46,866,858.10                     6.64
2007-01                                                 529                271,891,161.55                    38.55
2007-02                                                 711                347,812,183.37                    49.31
2007-03                                                   5                  2,373,400.00                     0.34
-------                                               -----                --------------                   ------
Total:                                                1,384                705,379,854.53                   100.00
=======                                               =====                ==============                   ======



                                                                                                   % of Aggregate
                                                                    Principal Balance ($)         Principal Balance
                                               Number of              Outstanding as of           Outstanding as of
ORIGINAL LTV (%):                            Mortgage Loans            the Cut-off Date           the Cut-off Date
----------------                             --------------            ----------------           ----------------
0.01 - 10.00                                              2                    823,417.13                     0.12
10.01 - 20.00                                             5                  3,907,947.40                     0.55
20.01 - 30.00                                            11                  7,854,865.97                     1.11
30.01 - 40.00                                            53                 30,293,053.18                     4.29
40.01 - 50.00                                           112                 62,417,492.35                     8.85
50.01 - 60.00                                           194                105,775,694.60                    15.00
60.01 - 70.00                                           309                166,988,901.63                    23.67
70.01 - 80.00                                           660                312,974,184.75                    44.37
80.01 - 90.00                                            33                 12,607,407.52                     1.79
90.01 - 100.00                                            5                  1,736,890.00                     0.25
--------------                                        -----                --------------                   ------
Total:                                                1,384                705,379,854.53                   100.00
==============                                        =====                ==============                   ======



LEHMAN BROTHERS                       6             RESIDENTIAL MORTGAGE FINANCE

The information contained herein has been prepared solely for the use of Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc.
 Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.




                                                                                                   % of Aggregate
                                                                    Principal Balance ($)         Principal Balance
                                               Number of              Outstanding as of           Outstanding as of
CREDIT SCORE:                                Mortgage Loans            the Cut-off Date           the Cut-off Date
------------                                 --------------            ----------------           ----------------
601 - 650                                                88                 42,224,038.67                     5.99
651 - 700                                               354                181,762,959.50                    25.77
701 - 750                                               528                273,825,531.60                    38.82
751 - 800                                               402                201,721,418.93                    28.60
801 - 850                                                12                  5,845,905.83                     0.83
---------                                             -----                --------------                   ------
Total:                                                1,384                705,379,854.53                   100.00
=========                                             =====                ==============                   ======



                                                                                                   % of Aggregate
                                                                    Principal Balance ($)         Principal Balance
                                               Number of              Outstanding as of           Outstanding as of
AMORTIZATION:                                Mortgage Loans            the Cut-off Date           the Cut-off Date
------------                                 --------------            ----------------           ----------------
 Fully Amortizing                                     1,311                651,396,662.65                    92.35
 Interest Only                                           73                 53,983,191.88                     7.65
-----------------                                     -----                --------------                   ------
Total                                                 1,384                705,379,854.53                   100.00
=================                                     =====                ==============                   ======



                                                                                                   % of Aggregate
                                                                    Principal Balance ($)         Principal Balance
                                               Number of              Outstanding as of           Outstanding as of
DOCUMENTATION:                               Mortgage Loans            the Cut-off Date           the Cut-off Date
-------------                                --------------            ----------------           ----------------
Full                                                  1,293                652,558,224.00                    92.51
Reduced                                                  91                 52,821,630.53                     7.49
-------                                               -----                --------------                   ------
Total:                                                1,384                705,379,854.53                   100.00
=======                                               =====                ==============                   ======



                                                                                                   % of Aggregate
                                                                    Principal Balance ($)         Principal Balance
                                               Number of              Outstanding as of           Outstanding as of
OCCUPANCY:                                   Mortgage Loans            the Cut-off Date           the Cut-off Date
---------                                    --------------            ----------------           ----------------
 Primary                                              1,361                691,811,931.18                    98.08
 Second Home                                             19                 11,181,274.39                     1.59
 Non-owner                                                4                  2,386,648.96                     0.34
------------                                          -----                --------------                   ------
Total                                                 1,384                705,379,854.53                   100.00
============                                          =====                ==============                   ======



LEHMAN BROTHERS                       7             RESIDENTIAL MORTGAGE FINANCE

The information contained herein has been prepared solely for the use of Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc.
 Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.



                                                                                                   % of Aggregate
                                                                    Principal Balance ($)         Principal Balance
                                               Number of              Outstanding as of           Outstanding as of
PROPERTY TYPE:                               Mortgage Loans            the Cut-off Date           the Cut-off Date
-------------                                --------------            ----------------           ----------------
Single Family                                         1,288                658,647,883.83                    93.37
Condominium                                              86                 42,042,776.58                     5.96
PUD                                                       6                  3,043,639.22                     0.43
Duplex                                                    4                  1,645,554.90                     0.23
-------------                                         -----                --------------                   ------
Total:                                                1,384                705,379,854.53                   100.00
=============                                         =====                ==============                   ======



                                                                                                   % of Aggregate
                                                                    Principal Balance ($)         Principal Balance
                                               Number of              Outstanding as of           Outstanding as of
PURPOSE:                                     Mortgage Loans            the Cut-off Date           the Cut-off Date
-------                                      --------------            ----------------           ----------------
Rate/Term Refinance                                     813                419,396,921.51                    59.46
Cash Out Refinance                                      350                181,627,704.05                    25.75
Purchase                                                221                104,355,228.97                    14.79
-------------------                                   -----                --------------                   ------
Total:                                                1,384                705,379,854.53                   100.00
===================                                   =====                ==============                   ======



LEHMAN BROTHERS                       8             RESIDENTIAL MORTGAGE FINANCE

The information contained herein has been prepared solely for the use of Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc.
 Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.



                                                                                                   % of Aggregate
                                                                    Principal Balance ($)         Principal Balance
                                               Number of              Outstanding as of           Outstanding as of
STATES:                                      Mortgage Loans            the Cut-off Date           the Cut-off Date
------                                       --------------            ----------------           ----------------
Arizona                                                  16                  8,851,709.68                     1.25
California                                              796                407,649,152.97                    57.79
Colorado                                                 44                 24,890,765.58                     3.53
Connecticut                                              42                 24,861,120.31                     3.52
Delaware                                                  2                    950,200.05                     0.13
District of Columbia                                      3                  1,282,541.20                     0.18
Florida                                                  16                  7,245,878.67                     1.03
Georgia                                                   5                  2,269,251.27                     0.32
Idaho                                                     1                    307,678.93                     0.04
Illinois                                                122                 57,892,409.69                     8.21
Indiana                                                   4                  2,089,912.58                     0.30
Kansas                                                    2                    730,028.80                     0.10
Kentucky                                                  2                    719,365.47                     0.10
Maine                                                     2                    951,628.57                     0.13
Maryland                                                 12                  7,121,356.20                     1.01
Massachusetts                                            53                 25,467,510.97                     3.61
Michigan                                                 15                  6,729,497.48                     0.95
Minnesota                                                 4                  2,131,844.96                     0.30
Missouri                                                  5                  2,387,756.46                     0.34
New Hampshire                                             5                  2,469,296.84                     0.35
New Jersey                                               25                 11,416,257.75                     1.62
New York                                                 24                 14,796,691.66                     2.10
Nevada                                                    8                  4,218,932.76                     0.60
North Carolina                                            5                  2,047,958.17                     0.29
Ohio                                                      8                  3,850,685.63                     0.55
Oregon                                                   14                  6,723,213.27                     0.95
Pennsylvania                                             11                  6,326,488.29                     0.90
Rhode Island                                              1                    329,000.00                     0.05
South Carolina                                            1                    394,800.19                     0.06
Texas                                                     8                  3,787,757.09                     0.54
Utah                                                      6                  2,480,096.17                     0.35
Vermont                                                   1                    449,593.19                     0.06
Virginia                                                 16                  8,599,761.88                     1.22
Washington                                              101                 51,197,119.13                     7.26
Wisconsin                                                 4                  1,762,592.67                     0.25
----------------                                      -----                --------------                   ------
Total:                                                1,384                705,379,854.53                   100.00
================                                      =====                ==============                   ======


LEHMAN BROTHERS                       9             RESIDENTIAL MORTGAGE FINANCE